UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________________________

FORM 8-K
____________________________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2022
__________________________________________________________________________________________

OPTINOSE, INC.
(Exact Name of Registrant as Specified in its Charter)
____________________________________________________________________________________________

Delaware	001-38241	42-1771610
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1020 Stony Hill Road, Suite 300
Yardley, Pennsylvania 19067
(Address of principal executive offices and zip code)

(267) 364-3500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OPTN	Nasdaq Global Select Market

Item 1.01 Entry into a Material Definitive Agreement

On September 20, 2022, OptiNose, Inc. ("Optinose") entered into Amendment No. 2 (the "Second Amendment") to that certain Manufacturing Services Agreement for Sub-Assembly with Advance Mold & Manufacturing, Inc. d/b/a Vision Technical Molding ("VTM"), dated December 21, 2018 (the "Original Agreement"), as amended by that certain Amendment No. 1 to Manufacturing Services Agreement for Sub-Assembly, dated September 15, 2020 (the “First Amendment” and together with the Second Amendment and the Original Agreement, the “Sub-Assembly Manufacturing Services Agreement”). The Sub-Assembly Manufacturing Services Agreement is for the assembly and supply of device subassembly units for use in the production of finished drug product for XHANCE. Pursuant to the Second Amendment, amongst other changes, the term of the Manufacturing Services Agreement has been extended to December 31, 2025, the requisite notice period for material changes in purchase order quantities was modified, the volume tiers and associated pricing for sub-assembly units were modified, and Optinose agreed to be responsible for the cost to install and qualify a third assembly line if necessary.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1
Amendment No.2, dated September 20, 2022, to the Manufacturing Services Agreement, dated December 21, 2018, by and among OptiNose US, Inc. and Advance Mold & Manufacturing, Inc. d/b/a Vision Technical Molding. †

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†    Portions of this exhibit (indicated by asterisks) have been omitted in compliance with Item 601 of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OptiNose, Inc.
By: /s/ Michael F. Marino
Michael F. Marino
Chief Legal Officer
Date: September 23, 2022